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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          JULY 22, 2005 (JULY 18, 2005)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                      -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           MARYLAND                        1-4141                 13-1890974
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                                TWO PARAGON DRIVE
                           MONTVALE, NEW JERSEY 07645
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (201) 573-9700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITE AGREEMENT.

On July 18, 2005, the Board of Directors of The Great Atlantic & Pacific Tea Company, Inc. (the "Company") approved the promotion of Mr. Eric Claus, currently President of The Great Atlantic & Pacific Tea Company of Canada Limited ("A&P Canada"), to the role of President and Chief Executive Officer of the Company, effective August 15, 2005. The Company will enter into an employment agreement with Mr. Claus, which will replace Mr. Claus' current employment agreement with A&P Canada, made and entered into as of November 11, 2002.

Under the proposed employment agreement, Mr. Claus will serve as President and Chief Executive Officer of the Company and will report to Christian Haub, currently Chairman and Chief Executive Officer, who will become Executive Chairman of the Company, effective August 15, 2005. The Company will pay Mr. Claus a base salary of $550,000 and Mr. Claus will be eligible for a management incentive performance-based cash bonus, where the target award is 100% of base salary. The Company will also grant, under its 2005 Turnaround Incentive Compensation Plan ("Plan"), 150,000 Restricted Share Units (as defined in the
Plan) to Mr. Claus.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On July 18, 2005, Mr. Brian Piwek notified the Company that he will resign, effective July 31, 2005, from his position as President and Chief Operating Officer of the Company, and in conjunction therewith, terminate his employment agreement with the Company, made and entered into as of October 28, 2002, as amended February 4, 2005 ("Employment Agreement").

Mr. Piwek will terminate his Employment Agreement for Good Reason (as defined in the Employment Agreement), and therefore, will be entitled to receive, as further detailed in his Employment Agreement, (i) a pro rata bonus for the calendar year in which the termination occurred, (ii) continued insurance coverage for a period of twenty-four (24) months, and (iii) severance for a period of twenty-four (24) months, equal to one-twelfth of annual base salary plus the average of the three (3) highest bonuses in the five (5) calendar years preceding resignation. In addition, the Company will immediately vest (i) all of Mr. Piwek's outstanding but unvested options, which will become exercisable for a period of one (1) year from the date of his departure, and (ii) Mr. Piwek's SERP benefits at the ten (10) year benefit level.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, filed as
Exhibit 10.14 to the Company's Form 10-Q filed on January 10, 2003, and Exhibit
10.15 to the Company's Form 10-K filed on May 10, 2005, and such Employment Agreement is incorporated herein by reference.

ITEM 2.02. REGULATION FD DISCLOSURE.

On July 22, 2005, the Company issued a press release announcing its financial results for the fiscal 2005 first quarter ended June 18, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report.



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In accordance with General Instruction B.2 of Form 8-K, the information furnished in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

To supplement the consolidated financial results as determined in accordance with generally accepted accounting principles ("GAAP"), the press release presents non-GAAP financial measures for "EBITDA." EBITDA is defined as earnings before interest, taxes, depreciation, amortization, minority interest, discontinued operations and cumulative effect of change in accounting principles. Management believes that the use of such non-GAAP financial measures enables the Company to convey a useful and informative financial picture to investors. The non-GAAP measure "EBITDA" reflects a measure that the Company believes is of interest to investors. As required by the Securities and Exchange Commission, EBITDA is reconciled to Net Cash provided by Operating Activities on
Schedule 1 of the release.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

The Company announced on July 20, 2005, that Mr. Brian Piwek, the Company's President and Chief Operating Officer, will resign effective July 31, 2005. The Company also announced on July 20, 2005, that Mr. Christian Haub, currently Chairman and Chief Executive Officer, will become Executive Chairman of the Company, effective August 15, 2005, and that Mr. Eric Claus, currently President of A&P Canada, will assume the role of President and Chief Executive Officer of the Company, effective August 15, 2005. A copy of the press release announcing these organizational changes is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Information regarding the material terms of the employment agreement, pursuant to which Mr. Claus will serve as President and Chief Executive Officer of the Company, are disclosed in Item 1.01 of this Current Report.

The biographical and other information with respect to Mr. Haub and Mr. Claus required by Item 5.02(c) of Form 8-K is contained in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 27, 2005, and such information is incorporated herein by reference.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)     Exhibits

Exhibit
Number     Exhibit Description
-------    -------------------

99.1 Press Release of The Great Atlantic & Pacific Tea Company, dated July 22, 2005.

99.2 Press Release, dated July 20, 2005, announcing The Great Atlantic & Pacific Tea Company's New Executive Management Following the Sale of Canadian Business.










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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 22, 2005


                            THE GREAT ATLANTIC & PACIFIC TEA COMPANY,
                            INC.


                            By: /s/ Mitchell P. Goldstein
                                ------------------------------------------------
                                Mitchell P. Goldstein, Executive Vice President, Chief Financial Officer & Secretary





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                                INDEX TO EXHIBITS



Exhibit
Number            Exhibit Description
-------           -------------------

99.1 Press Release of The Great Atlantic & Pacific Tea Company, dated July 22, 2005.

99.2 Press Release, dated July 20, 2005, announcing The Great Atlantic & Pacific Tea Company's New Executive Management Following the Sale of Canadian Business.





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